UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ARMADA HOFFLER PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 12, 2023

Dear Fellow Stockholders:
The Board of Directors of Armada Hoffler Properties, Inc. has determined to recommend an additional proposal for stockholder approval at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Armada Hoffler Properties, Inc., which will be held on June 14, 2023, at 10:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual-only format via live webcast. The Board of Directors is asking stockholders to approve an amendment to the Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan (the "Plan") to (i) increase the number of shares reserved for issuance thereunder by 1,700,000 shares, (ii) adopt a new ten-year term for the Plan and (iii) provide that the shares available for future issuance are reduced by the gross number of shares subject to a stock appreciation right, not the net number of shares issued. Because this proposal was not described in our Proxy Statement, dated April 21, 2023 (the “Proxy Statement”), we are providing additional information in the enclosed Supplement No. 1 to the Proxy Statement (the “Supplement”) and an amended proxy card to allow our stockholders to vote on this new proposal. The Supplement also amends and restates the section of the Proxy Statement titled “Equity Compensation Plan Information” in its entirety. An Amended Notice of Annual Meeting of Stockholders is being delivered with the Supplement.

PLEASE NOTE THAT WE HAVE ENCLOSED A REVISED PROXY CARD. WE ASK THAT YOU CONSIDER THESE MATERIALS AND THE INSTRUCTIONS ON HOW TO VOTE IN ORDER TO EFFECTIVELY VOTE FOR ALL PROPOSALS.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Amended Notice of Annual Meeting of Stockholders, the Proxy Statement and the Supplement.

In order to vote on the additional proposal, you must sign and return the enclosed revised proxy card, vote by telephone or internet or attend the Annual Meeting via live webcast. If you have already completed and returned the original proxy card, by completing, signing and transmitting the revised proxy card, you will replace the original proxy card in its entirety and only your vote as indicated on the revised proxy card will be counted. If you have already voted by telephone or over the internet, you may simply vote again, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the additional proposal. You will be able to participate in the meeting, vote, and submit questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/AHH2023 and entering the control number found on the proxy card or voting instruction form.

Armada Hoffler Properties, Inc. values every vote and encourages you to vote your shares online, by phone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Please remember that returning the proxy does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares at the meeting.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to your attendance on June 14, 2023.

Sincerely,

Louis S. Haddad	Daniel A. Hoffler
President, Chief Executive Officer and Vice Chairman of the Board of Directors	Executive Chairman of the Board of Directors

Amended Notice of Annual Meeting of Stockholders
NOTICE IS HEREBY GIVEN for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Armada Hoffler Properties, Inc.

Meeting Place: Virtual-only format at www.virtualshareholdermeeting.com/AHH2023	Meeting Date: Wednesday, June 14, 2023	Meeting Time: 10:00 a.m. Eastern Time

The purposes of the meeting are:

1
To elect the nine director nominees named in the Proxy Statement to serve as directors for one-year terms until the 2024 annual meeting of stockholders and until their successors are duly elected and qualify;

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3	To approve, in an advisory (non-binding) vote, the compensation of our named executive officers; and

4
To approve Amendment No. 1 to the Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan (the "Plan") to (i) increase the number of shares reserved for issuance thereunder by 1,700,000 shares, (ii) adopt a new ten-year term for the Plan and (iii) provide that the shares available for future issuance are reduced by the gross number of shares subject to a stock appreciation right, not the net number of shares issued.

5	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

With the exception of Proposal 4, the Proxy Statement, dated April 21, 2023, describes each of these items of business in detail. The Supplement No. 1 to the Proxy Statement accompanying this notice describes Proposal 4 in detail. The Board of Directors has fixed the close of business on April 17, 2023 as the record date for the determination of stockholders entitled to notice and voting rights at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

We will be hosting a virtual Annual Meeting of Stockholders live via webcast this year. To attend the Annual Meeting virtually, please visit the web portal located at www.virtualshareholdermeeting.com/AHH2023 and enter the control number found on the proxy card or voting instruction form. If you plan to attend the Annual Meeting, please check the website at http://ir.armadahoffler.com, press releases and our filings with the U.S. Securities and Exchange Commission for any changes or updates one week prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors,

Matthew T. Barnes-Smith
Chief Financial Officer, Treasurer and Corporate Secretary
Virginia Beach, Virginia
May 12, 2023

Your vote is important. Whether or not you expect to attend the Annual Meeting, please vote online, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2023.

This Amended Notice of Annual Meeting, the Proxy Statement, the Supplement No. 1 to the Proxy Statement, the proxy card sample and our 2022 Annual Report to Stockholders/Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com.

Supplement No. 1 to Proxy Statement
for Annual Meeting of Stockholders

General
This Supplement No. 1 to the Proxy Statement (this “Supplement”) supplements and amends the Proxy Statement, dated April 21, 2023 (the “Proxy Statement”), previously made available to stockholders of Armada Hoffler Properties, Inc. (the “Company,” “we,” “our” and “us”) in connection with the solicitation of proxies in connection with our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held in a virtual-only meeting format, on June 14, 2023, at 10:00 a.m. Eastern Time, for the purposes stated in the accompanying Amended Notice of Annual Meeting of Stockholders.
On April 21, 2023, a notice containing instructions on how to access online the Proxy Statement, the proxy card sample and our 2022 Annual Report to Stockholders/Form 10-K for the year ended December 31, 2022 (the “Annual Report”) was mailed to holders of record of common stock of the Company as of the close of business on April 17, 2023 (the “Record Date”). The Proxy Statement and this Supplement contain information about the Annual Meeting as well as information regarding the voting process, director elections, our corporate governance programs and executive and director compensation, among other things. You are encouraged to access and review all of the important information contained in the proxy materials before voting. Capitalized terms used in this Supplement and not otherwise defined have the meanings given to them in the Proxy Statement.
This Supplement is being furnished to provide information related to a newly-added Proposal 4 that the Board of Directors has recommended for stockholder approval at the Annual Meeting, which proposal seeks approval of Amendment No. 1 to the Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan (the "Plan") to (i) increase the number of shares reserved for issuance thereunder by 1,700,000 shares, (ii) adopt a new ten-year term for the Plan and (iii) provide that the shares available for future issuance are reduced by the gross number of shares subject to a stock appreciation right, not the net number of shares issued. This Supplement also amends and restates the section of the Proxy Statement titled “Equity Compensation Plan Information” in its entirety.
This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement that was previously made available to you. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on April 21, 2023 (the “Original Notice”), and the New Notice (as defined below), you may view the Proxy Statement, the Annual Report, this Supplement, the amended proxy card, and the Amended Notice of Annual Meeting of Stockholders at http://www.proxyvote.com. Otherwise you should have received printed copies of the Proxy Statement, the Annual Report, the proxy card and the Notice of Annual Meeting of Stockholders, which we mailed on April 21, 2023, and this Supplement and the Amended Notice of Annual Meeting of Stockholders.
The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement, in that the enclosed proxy card includes Proposal 4. You may vote on all four proposals by submitting the amended proxy card enclosed with this Supplement or submitting a proxy via the phone, mail or internet by following the procedures on your amended proxy card. The receipt of your new proxy card will revoke and supersede any proxy card previously submitted. If you have already voted and do not submit a new proxy card, your previously submitted proxy card will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the newly added Proposal 4.
Except for the addition of Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any proposal presented for consideration in the Proxy Statement.
THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
This Supplement is being filed with the Securities and Exchange Commission on May 12, 2023. On or about May 12, 2023, we intend to make this Supplement available online and to mail a new Notice of Internet Availability of Proxy Materials (the “New Notice”) to all stockholders entitled to vote at the Annual Meeting.
This solicitation is made by the Company on behalf of our Board of Directors (also referred to as the “Board” in this Supplement).

Armada Hoffler Properties, Inc.	1	Supplement No. 1 to Proxy Statement 2023

Voting by Proxy
If you are the “record holder” of your shares (shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc.), you may submit your proxy by U.S. mail, internet or telephone by following the instructions in the New Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your proxy card by internet or telephone is 11:59 p.m. Eastern Time on June 13, 2023, which is the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting virtually and vote at the meeting.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the New Notice, the Amended Notice of Annual Meeting of Stockholders and the Supplement. Follow the instructions in the New Notice to access our proxy materials and vote by internet or to request a paper or email copy of all of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee on how to vote your shares.
If the notice and access proxy card is validly submitted and not subsequently revoked, it will be voted as directed by you. If you have previously delivered your proxy card, the delivery of your new proxy card pursuant to this Supplement will revoke your previously delivered proxy card and only the votes on your later delivered proxy card will be counted. If you have previously delivered your proxy card, and do not deliver a new proxy card pursuant to this Supplement, your votes on your previously delivered proxy card will be counted and you will not be counted as providing a vote on Proposal 4, which non-vote will be treated as an abstention. To vote on Proposal 4, you must sign and return the revised proxy card enclosed with this Supplement or vote by phone, by mail, over the internet, or in person (via live webcast).
Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for our Board of Directors named in this Proxy Statement; “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “FOR” the approval of the compensation of our named executive officers and “FOR” the approval of Amendment No. 1 to the Plan.
As of the date of this Supplement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in the Proxy Statement and this Supplement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by our Board of Directors, or, if no such recommendation is given, in the discretion of the proxy holders.
You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Corporate Secretary a written notice of revocation or a duly executed proxy card bearing a later date or (ii) attending the Annual Meeting and voting in the virtual meeting portal.
We encourage you to vote by phone, mail, or on the internet in advance of the meeting even if you plan to attend the live webcast of the meeting.
Solicitation of Proxies
We are paying the costs of soliciting proxies, including preparation and mailing of the Original Notice and the New Notice, preparation and assembly of the Proxy Statement, the proxy card and the Annual Report, preparation and mailing of the Amended Notice of Annual Meeting of Stockholders, preparation and mailing of the Supplement, and the coordination of the internet and telephone voting process and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by internet and mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employee

Armada Hoffler Properties, Inc.	2	Supplement No. 1 to Proxy Statement 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS, VOTING AND NEW PROPOSAL 4

Why am I receiving this Supplement?
After the mailing of the Original Notice, the Board of Directors determined to recommend an additional proposal for stockholder approval at the Annual Meeting. This Supplement is being delivered to you by mail as a stockholder of record, as of April 17, 2023, of the Company to provide you with information about the additional proposal to be voted on by the stockholders to approve an amendment to the Plan to (i) increase the number of shares reserved for issuance thereunder by 1,700,000 shares, (ii) adopt a new ten-year term for the Plan and (iii) provide that the shares available for future issuance are reduced by the gross number of shares subject to a stock appreciation right, not the net number of shares issued. This Supplement also amends and restates the section of the Proxy Statement titled “Equity Compensation Plan Information” in its entirety. This Supplement will be mailed on or about May 12, 2023 to our stockholders of record on the Record Date.

Who can attend the Annual Meeting?
All holders of our common stock at the close of business on the Record Date (April 17, 2023), or their duly appointed proxies, are authorized to attend the Annual Meeting. Stockholders who wish to participate in the Annual Meeting may attend by visiting the web portal located at www.virtualshareholdermeeting.com/AHH2023 and entering the control number found on the proxy card or voting instruction form.

Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock at the close of business on the Record Date (April 17, 2023) are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. Our common stock constitutes the only class of securities entitled to vote at the Annual Meeting.

What am I being asked to vote on?
You are being asked to vote on the following proposals:

Proposal 1	Election of Directors
The election of the nine director nominees named in this Proxy Statement, each for a term expiring at the 2024 annual meeting of stockholders, and until his or her successor is duly elected and qualifies.

Proposal 2	Ratification of Ernst & Young LLP	The ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.
Proposal 3	Advisory Vote on Executive Compensation	The approval (on an advisory, non-binding basis) of the compensation of our named executive officers.
Proposal 4	Amendment No. 1 to the Plan
The approval of Amendment No. 1 to the Plan to (i) increase the number of shares reserved for issuance thereunder by 1,700,000 shares, (ii) adopt a new ten-year term for the Plan and (iii) provide that the shares available for future issuance are reduced by the gross number of shares subject to a stock appreciation right, not the net number of shares issued.

Armada Hoffler Properties, Inc.	3	Supplement No. 1 to Proxy Statement 2023

About The Meeting

What are the Board’s voting recommendations?
The Board recommends that you vote as follows:

Proposal	Agenda Item	Board Vote Recommendation
1	Election of Directors	FOR
2	Ratification of Ernst & Young LLP	FOR
3	Advisory Vote on Executive Compensation	FOR
4	Amendment No. 1 to the Plan	FOR

How many votes are needed for the proposals to pass?
The proposals to be voted on at the Annual Meeting have the following voting requirements:

Proposal 1 (Election of Directors)	The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required for the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Proposal 2 (Ratification of Ernst & Young LLP)
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. For purposes of the vote on the ratification of Ernst & Young LLP as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 3 (Advisory Vote on Executive Compensation)
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. For purposes of the advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 4 (Amendment No. 1 to the Plan)
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Amendment No. 1 to the Plan. For purposes of the vote on the approval of Amendment No. 1 to the Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum

Armada Hoffler Properties, Inc.	4	Supplement No. 1 to Proxy Statement 2023

About The Meeting
What will constitute a quorum at the Annual Meeting?
The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of our common stock outstanding on the Record Date (April 17, 2023) will constitute a quorum, permitting the stockholders to conduct business at the Annual Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining the presence of a quorum at the Annual Meeting. As of the Record Date, there were 67,939,185 shares of our common stock outstanding.

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (the “NYSE”), the exchange on which shares of our common stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”

Proposal 2 (Ratification of Ernst & Young LLP) is the only proposal that is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, even if the broker or other nominee does not receive voting instructions from you.

Under NYSE rules, Proposal 1 (Election of Directors), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Amendment No. 1 to the Plan) are considered “non-routine” proposals. Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors, the advisory vote on executive compensation and the approval of Amendment No. 1 to the Plan.

You are encouraged to rely only on the information provided in the Proxy Statement and this Supplement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in the Proxy Statement and this Supplement is accurate as of any date other than the date of the Proxy Statement and this Supplement, respectively, or, where information relates to another date set forth in the Proxy Statement or this Supplement, then as of that date.

Armada Hoffler Properties, Inc.	5	Supplement No. 1 to Proxy Statement 2023

Proposal 4

Proposal 4: Approval of Amendment No. 1 to the Amended and Restated 2013 Equity Incentive Plan
On May 11, 2023, the Board of Directors adopted, subject to stockholder approval, Amendment No. 1 to the Plan to (i) increase the number of shares of our common stock reserved for issuance thereunder by 1,700,000 shares, (ii) adopt a new ten-year term for the Plan and (iii) provide that the shares available for future issuance are reduced by the gross number of shares subject to a stock appreciation right, not the net number of shares issued. The Plan was last approved by the stockholders at the 2017 Annual Meeting of Stockholders held on June 14, 2017. The Plan currently provides that the maximum aggregate number of shares that may be issued under the Plan is 1,700,000 and the Plan expires on June 13, 2027, the day before the 10th anniversary of the 2017 Annual Meeting of Stockholders. As of the date of this Supplement, no shares remain available for issuance under the Plan. The proposed amendment increases the number of shares that may be issued under the Plan from 1,700,000 to 3,400,000 and extends the term of the Plan to June 13, 2033, the day before the 10th anniversary of the Annual Meeting.

If stockholders do not approve Amendment No. 1 to the Plan, the unamended Plan will remain in effect.

We are seeking stockholder approval of Amendment No. 1 to the Plan to satisfy NYSE listing rules relating to stockholder approval of equity compensation plans, and the stockholder approval requirements under the Code relating to incentive stock options.

Amendment
Amendment No. 1 to the Plan amends Sections 5.02(a) and 5.04 and Article XVII of the Plan as set forth below, with deletions noted in strike-through and additions noted in underline:

5.02 Aggregate Limit
(a) The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Performance Units and Incentive Awards is ~~1,700,000~~ 3,400,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis, i.e., each such unit shall be treated as an award of Common Stock.

5.04 Reallocation of Shares
If any award or grant under the Plan (including LTIP Units) expires, is forfeited or is terminated without having been exercised or is paid in cash without delivery of shares of Common Stock, then the number of shares counted against the aggregate number of shares available under the Plan with respect to such award or grant shall, to the extent of any such forfeiture, termination or expiration, again be available for making awards or grants under the Plan in the same amount as such shares of Common Stock were counted against the limit set forth in Section 5.02. The number of Shares available for issuance under the Plan shall not be increased by (i) any shares of Common Stock tendered or withheld or awards surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option as described in Section 6.08, (ii) any shares of Common Stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations as described in Section 14.05 or (iii) any shares of Common Stock purchased by the Company with proceeds from option exercises. If SARs are settled in Common Shares, the aggregate number of Common Shares that may be issued under the Plan will be reduced by the gross number of Common Shares subject to the SAR (or the portion thereof that is exercised), not the net number of Common Shares issued.
ARTICLE XVII
DURATION OF PLAN
No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after the day before the tenth anniversary of the ~~Restatement Effective Date~~ Amendment No. 1 Effective Date. Stock Awards, Performance Unit awards, Incentive Awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

Armada Hoffler Properties, Inc.	6	Supplement No. 1 to Proxy Statement 2023

Amendment No. 1 to the Plan also adds the following definition to the Plan:
Amendment No. 1 Effective Date
“Amendment No. 1 Effective Date” means June    , 2023, the date Amendment No. 1 was approved by the stockholders of the Company.
Background of the Plan
Before our initial public offering, our Board of Directors adopted, and our stockholder approved, the Armada Hoffler Properties, Inc. 2013 Equity Incentive Plan (the “Initial Equity Incentive Plan”) for the purpose of recruiting and retaining directors, employees and other service providers with ability and initiative by enabling such persons to participate in the future success of the Company and our affiliates and to align their interests with those of the Company and our stockholders. Our stockholders approved the Plan in 2017, which increased the aggregate share limit, extended the term of the plan and increased non-employee director compensation limits. The Plan provides for the grant of stock options, stock appreciation rights, share awards, performance units, incentive awards, dividend equivalent rights, and other equity-based awards, including long-term incentive units (“LTIP units”), which are units in Armada Hoffler, L.P., the Company's operating partnership (the "Operating Partnership"), that are intended to qualify as profits interests under federal income tax laws.

As noted above, the Plan currently provides that up to 1,700,000 shares of our common stock can be issued pursuant to awards under the Plan and no shares remain available for future issuance as of the date of this supplement. The adoption of Amendment No. 1 to the Plan would allow us to continue making grants under the Plan.

Discussion of the Increase in Aggregate Share Limit
Our Board of Directors approved the 1,700,000 share increase in the number of shares reserved for issuance under the Plan to allow the Company to continue to provide future equity-based incentives. The Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to assist in obtaining the quality officers, directors and employees we need to continue executing our business strategies.

The Compensation Committee (which administers the Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward individuals whose contributions are critical to our long-term success. Over the past three years, we have issued 765,566 shares of our common stock under the Plan, net of shares that were forfeited or terminated, which were returned to the pool of shares available for issuance. The Compensation Committee anticipates that the additional shares requested will provide sufficient flexibility to enable us to make awards in accordance with our equity incentive program through the end of the fiscal year ending December 31, 2026.

The Compensation Committee believes that the additional shares are necessary for us to offer a competitive compensation program. The Plan is the Company’s only active equity incentive plan and, without shares available for future grants, we would be unable to provide stock-settled awards to prospective or current employees, putting us at a competitive disadvantage relative to our peers. If stockholders do not approve the proposed increase in shares authorized under Plan, we believe we will not be able to successfully attract and retain the best possible talent.

Description of the Plan
The complete text of Amendment No. 1 to the Plan and the Plan itself are set forth as Appendix A and Appendix B hereto, respectively. The following is a summary of the material features of the Plan (as amended by Amendment No. 1 to the Plan) and is qualified in its entirety by reference to Appendix A and Appendix B.

ADMINISTRATION OF THE PLAN
The Plan is administered by the Compensation Committee. The Compensation Committee determines eligibility for and designates participants of the Plan, determines the type and amount of awards to be granted, determines the timing, terms, and conditions of any award, and makes other determinations and interpretations as provided in the Plan. During any period of time in which we do not have a Compensation Committee, the Plan will be administered by our Board of Directors or another committee appointed by our Board of Directors. The Compensation Committee, in its discretion, may delegate to the Chief Executive Officer all or part of its authority and

Armada Hoffler Properties, Inc.	7	Supplement No. 1 to Proxy Statement 2023

duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. References below to the Compensation Committee include a reference to our Board of Directors or another committee appointed by our Board of Directors for those periods in which our Board of Directors or such other committee is acting.

ELIGIBLE PARTICIPANTS
All of our employees and the employees of our affiliates, including the Operating Partnership, and members of our Board of Directors, are eligible to receive awards under the Plan. In addition, any other individual who provides significant services to us or an affiliate (including to our Operating Partnership) may receive awards under the Plan, and the Compensation Committee may grant awards to an individual as an inducement to such individual becoming a service provider prior to the date that the individual performs services for us or our affiliates, provided that such awards may not become vested or exercisable prior to the date the individual performs services for us or an affiliate.

As of May 10, 2023, we had 145 employees, 8 non-employee directors and no consultants or advisors who are eligible to be selected to receive awards under the Plan.

All future benefits that will be received under the Plan by particular individuals or groups are not determinable at this time. The table below states the benefits for certain individuals determinable at this time.

New Plan Benefits
Amended and Restated 2013 Equity Incentive Plan
Name and Position	Dollar Value ($)(1)	Number of Units

Louis S. Haddad(2) President and Chief Executive Officer	878,242.86	75,321
Matthew T. Barnes-Smith(2) Chief Financial Officer, Treasurer and Corporate Secretary	104,648.50	8,975
Shawn J. Tibbetts Chief Operating Officer	—	—
Eric E. Apperson President of Construction	—	—
Shelly R. Hampton President of Asset Management	—	—
Michael P. O’Hara Former Chief Financial Officer, Treasurer and Corporate Secretary	—	—
Executive Group(2)	982,891.36	84,296
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—
(1) Dollar value reflects the number of shares multiplied by $11.66 per share, which was the closing price of our common stock on the NYSE on May 9, 2023.
(2) As a result of the Company inadvertently issuing more shares of common stock than were available for issuance under the Plan, on May 9, 2023, Messrs. Haddad and Barnes-Smith forfeited 75,321 and 8,975 restricted shares of common stock, respectively. On May 11, 2023, the Compensation Committee approved the issuance of 75,321 and 8,975 restricted shares of common stock to Messrs. Haddad and Barnes-Smith, subject to the stockholders’ approval of Amendment No. 1 to the Plan.

Armada Hoffler Properties, Inc.	8	Supplement No. 1 to Proxy Statement 2023

As of May 10, 2023, Louis S. Haddad, our President and Chief Executive Officer, had been granted awards representing an aggregate of 361,078 shares under the Plan; Matthew T. Barnes-Smith, our Chief Financial Officer, Treasurer and Corporate Secretary, had been granted awards representing an aggregate of 18,347 shares under the Plan; Michael P. O’Hara, our former Chief Financial Officer, Treasurer and Corporate Secretary, had been granted awards representing an aggregate of 148,030 shares under the Plan; Shawn J. Tibbetts, our Chief Operating Officer, had been granted awards representing an aggregate of 92,469 shares under the Plan; Eric E. Apperson, our President of Construction, had been granted awards representing an aggregate of 104,732 shares under the Plan; and Shelly R. Hampton, our President of Asset Management, had been granted awards representing an aggregate of 110,037 shares under the Plan. As of May 10, 2023, all current executive officers as a group had been granted an aggregate of 686,663 shares under the Plan. As of May 10, 2023, all current non-executive officers as a group had been granted an aggregate of 545,377 shares under the Plan. As of May 10, 2023, all current directors who are not executive officers, each of whom is a nominee for election as a director, as a group had been granted awards representing an aggregate of 251,405 shares under the Plan. No associates of such directors, executive officers or nominees have been granted options under the Plan. As of May 10, 2023, all current employees and directors as a group had been granted awards representing an aggregate of 1,483,445 shares under the Plan. No consultants and advisors have been granted options under the Plan. No other person has received or is expected to receive five percent or more of the awards under the Plan. The closing price of the Company’s common stock on the NYSE on May 9, 2023 was $11.66.

SHARE AUTHORIZATION
Currently, the maximum aggregate number of shares that may be issued under the Plan is 1,700,000 shares and no shares remain available for future issuance as of the date of this Supplement. If stockholders approve Amendment No. 1 to the Plan, the maximum aggregate number of shares that may be issued under the Plan will be increased by 1,700,000 shares to a total of 3,400,000.

NON-EMPLOYEE DIRECTOR LIMIT
The combined maximum number of shares and LTIP units subject to awards granted during any calendar year to any non-employee director, taken together with any cash fees paid during the calendar year in respect of the non-employee director’s service as a member of the Board of Directors (including service as lead independent director or as a member or chair of any regular committees of the Board of Directors), may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). The Compensation Committee may make exceptions to this limit for a non-executive chair of the Board of Directors or, in extraordinary circumstances, for other individual directors, as it may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

SHARE USAGE
Shares of our common stock that are subject to awards are counted against the Plan share limit as one share for every one share issued pursuant to the award. LTIP units issued under the Plan will reduce the maximum aggregate number of shares of our common stock that may be issued under the Plan on a one-for-one basis, meaning each such LTIP unit will be treated as an award of common stock. If any shares of our common stock are subject to awards are not purchased or forfeited or expire or otherwise terminate, the number of shares of our common stock counted against the aggregate number of shares of our common stock available under the Plan with respect to such award will, to the extent of any such forfeiture, termination or expiration, again be available for future awards or grants under the Plan in the same amount as such shares of our common stock were counted against the individual grant limit. The number of shares available for issuance under the Plan will not be increased by (i) any shares of our common stock tendered or withheld or awards surrendered in connection with the purchase of shares of our common stock upon exercise of an option, (ii) any shares of our common stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations or (iii) any shares of our common stock purchased by the Company with proceeds from option exercises. Additionally, if stock appreciation rights are settled in shares, the aggregate number of shares of our common stock that may be issued under the Plan will be reduced by the gross number of shares subject to the stock appreciation right (or the portion thereof that is exercised), not the net number of shares issued. If, in connection with an acquisition of another entity, the Compensation Committee grants awards in substitution for awards held by individuals at the acquired entity, shares issuable pursuant to such substitute awards will not count against the maximum number of shares of our common stock that may be issued under the Plan.

Armada Hoffler Properties, Inc.	9	Supplement No. 1 to Proxy Statement 2023

STOCK OPTIONS
The Plan authorizes the Compensation Committee to grant incentive stock options (“ISOs”) (under Section 422 of the Code) and options that do not qualify as incentive stock options or nonqualified stock options (“NQSOs”). The exercise price of each option will be determined by the Compensation Committee, provided that the exercise price cannot be less than 100% of the fair market value of shares of our common stock on the date of grant. If we were to grant ISOs to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of shares of our common stock on the date of grant. The term of an option cannot exceed ten years from the date of grant. If we were to grant ISOs to any 10% stockholder, the term of an ISO cannot exceed five years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time that each option may be exercised. Subject to rules established by the Compensation Committee and unless otherwise provided in an award agreement, payment of the exercise price for an option may be made (i) in cash or cash equivalents, (ii) by the surrender of shares of our common stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the option is exercised, of the exercise price, (iii) by payment through a broker in accordance with procedures set forth by us or (iv) any other form approved by the Compensation Committee, including net exercise. Currently, the maximum aggregate number of shares that may be issued under the Plan pursuant to ISOs is 1,700,000 shares. If stockholders approve Amendment No. 1 to the Plan, the maximum aggregate number of shares that may be issued under the Plan pursuant to ISOs will be increased by 1,700,000 shares to a total of 3,400,000.

STOCK APPRECIATION RIGHTS
The Plan authorizes the Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, common stock or a combination of the two. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of the common stock on the date of exercise over the per share price of the stock appreciation right as determined by the Compensation Committee on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the Compensation Committee; provided, however that a stock appreciation right issued in tandem with an incentive stock option may be exercised only to the extent that the related option is exercisable and only when the fair market value of shares of our common stock on the date of exercise exceeds the option price of the related option. The term of a stock appreciation right cannot exceed ten years from the date of grant, and the term of a stock appreciation issued in tandem with an option to any 10% stockholder cannot exceed five years.

STOCK AWARDS
The Plan also provides for the grant of stock awards, including restricted stock. A stock award is an award of shares of common stock that may be subject to restrictions on transferability and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends on the shares, provided that, to the extent the dividends are provided with respect to an award that vests or is earned based upon achievement of performance goals, any dividends will not be paid currently, but instead will be paid only to the extent the award vests. During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her award shares.

PERFORMANCE AWARDS
The Plan also authorizes the Compensation Committee to grant performance unit awards. Performance unit awards represent the participant’s right to receive an award stated with reference to a specified number of shares of our common stock or other securities or property that entitles the holder to receive a payment for each specified unit equal to the value of the performance unit on the date of payment. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit awards. If the performance goals are met, performance unit awards will be paid in cash, shares of our common stock, other securities or property or a combination thereof. No fractional shares may be paid when a performance unit award is made, and the recipient will receive a cash payment in lieu thereof.

Armada Hoffler Properties, Inc.	10	Supplement No. 1 to Proxy Statement 2023

DIVIDEND EQUIVALENTS
The Compensation Committee may grant dividend equivalents in connection with the grant of any performance units or other equity-based awards (as defined in the Plan). Dividend equivalents may be paid in cash or may be deemed reinvested in additional shares of stock and may be payable in cash, common stock or a combination of the two. To the extent the dividend equivalents are provided with respect to an award that vests or is earned based upon achievement of performance goals, any dividend equivalents will not be paid currently, but instead will be paid only to the extent the award vests. The Compensation Committee will determine the terms of any dividend equivalents.

INCENTIVE AWARDS
The Compensation Committee may grant incentive awards, which entitles the recipient to receive a cash payment from the Company or an affiliate relating to the achievement of performance objectives as prescribed by the Compensation Committee. The amount will be determined by the Compensation Committee and paid in a single lump sum payment in cash, shares of common stock or combination of both.

OTHER EQUITY-BASED AWARD
The Compensation Committee may grant other types of equity-based awards under the Plan, including LTIP units. Other equity-based awards are payable in cash, common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.

LTIP units are a special class of limited partnership interest in the Operating Partnership. We will not receive a tax deduction with respect to the grant, vesting or conversion of any LTIP unit. The vesting period for any LTIP units, if any, will be determined at the time of issuance. Each LTIP unit, whether vested or not, will receive the same quarterly per unit profit distribution as the other outstanding limited partnership interests in the Operating Partnership, which profit distribution will generally equal the per share distribution on a share of our common stock. Initially, each LTIP unit will have a capital account of zero and, therefore, the holder of the LTIP unit would receive nothing if our Operating Partnership were liquidated immediately after the LTIP unit is awarded. However, the limited partnership agreement of our Operating Property requires that “book gain” or economic appreciation in the assets realized by our Operating Partnership, whether as a result of an actual asset sale or upon the revaluation of the assets, as permitted by applicable regulations promulgated by the U.S. Treasury Department (“Treasury Regulations”), allocated first to LTIP units until the capital account per LTIP unit is equal to the capital account per unit of our Operating Partnership. The applicable Treasury Regulations provide that assets of our Operating Partnership may be revalued upon specified events, including upon additional capital contributions by us or other partners of our Operating Partnership or a later issuance of additional LTIP units.

TAX WITHHOLDING
We may deduct or withhold, or require a participant to remit, an amount sufficient to satisfy federal, state, or local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. We may allow participants to satisfy up to the maximum withholding requirements (or such lesser amount as is necessary to avoid adverse accounting treatment), in whole or in part, by having us withhold, or by tendering to us, fully vested shares of common stock having a fair market value equal to the minimum withholding obligation.

RETURN OF AWARDS; REPAYMENT
Any awards granted pursuant to the Plan will be subject to repayment to us to the extent provided under the terms of any “clawback” or repayment policy that we adopt and that is in effect on the date that the payment was made, on the date the award was granted or, as applicable, the date the option or stock appreciation right was exercised or the date the stock award, performance award or other equity-based award is vested or earned.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK
The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Plan in connection with nonreciprocal transactions such as a share dividend, extra-ordinary cash dividend, share split-up,

Armada Hoffler Properties, Inc.	11	Supplement No. 1 to Proxy Statement 2023

subdivision, consolidation of shares or similar events, or in connection with mergers, reorganizations and similar events that affect the number, value or kind of shares subject to outstanding awards.

PROHIBITION ON REPRICING OPTIONS AND STOCK APPRECIATION RIGHTS
Other than pursuant to anti-dilution adjustments described above, the exercise price of outstanding stock options and stock appreciation rights may not be reduced by amendment, cancellation and new grant or otherwise without the approval of stockholders. Additionally, no payment shall be made in cancellation of an outstanding stock option or stock appreciation right if, on the date of cancellation, the exercise price per share exceeds the fair market value of a share of common stock.

CHANGE IN CONTROL
If we experience a change in control in which outstanding awards will not be assumed or continued by the surviving entity, the Compensation Committee may cause outstanding options and stock appreciation rights to become fully exercisable, outstanding stock awards to become transferrable and nonforfeitable, and outstanding performance units, incentive awards and other equity-based awards to become earned and nonforfeitable in their entirety. The Compensation Committee may, in its discretion, either (1) provide that outstanding awards will be assumed or substituted by the surviving entity or (2) cancel outstanding awards in exchange for payment in cash, common stock or other securities or consideration received by stockholders in the change of control transaction. The amount of the payment will be (a) the amount by which the price per share received by stockholders in the change of control transaction exceeds the option price or initial value in the case of an option and stock appreciation right, or (b) the price per share received by stockholders for each share of common stock subject to a stock award, performance unit or other equity-based award, (c) the value of the other securities or property in which the performance unit or other equity-based award is denominated or (d) the amount payable under an incentive award on account of meeting all of the performance objectives.

In summary, a change in control under the Plan occurs if:
•    a person, entity or affiliated group (with certain exceptions) acquires, directly or indirectly, in a transaction or series of transactions, 50% or more of the total combined voting power or our common stock;
•    during any period of two consecutive years, individuals who at the beginning of such period constitute our Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a change in control transaction or a director whose initial assumption of office is in connection with an actual or threatened election contest) whose election by the board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of our Board of Directors;
•    the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation unless the voting securities of the Company continue to represent more than 50% of the combined voting power and common stock of the Company or such surviving entity immediately after such merger or consolidation; or
•    we sell or dispose of all or substantially all of our assets.

TRANSFERABILITY OF AWARDS
Except as otherwise permitted in an award agreement or by the Compensation Committee, awards under the Plan are not transferable other than by a participant’s will or the laws of descent and distribution.

TERM AND AMENDMENT
Our Board of Directors may amend or terminate the Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that materially increases the benefits accruing to participants or materially increases the aggregate number of shares of common stock that may be issued, or materially modifies the requirements as to eligibility for participation. Unless terminated sooner by our Board of Directors, the Plan will terminate on the tenth anniversary of the approval of Amendment No. 1 to the Plan by our stockholders.

Armada Hoffler Properties, Inc.	12	Supplement No. 1 to Proxy Statement 2023

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a brief description of the principal federal income tax consequences relating to options awarded under the Plan. This summary is based on the understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

Consequences to the Optionholder Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs or NQSOs under the Plan.

Exercise. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the ISO no later than three months following the termination of the optionholder’s employment with the Company. However, such exercise may give rise to alternative minimum tax liability (see “ Alternative Minimum Tax” below).

Upon the exercise of an NQSO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the amount paid therefor by the optionholder as the exercise price. The ordinary income, if any, recognized in connection with the exercise by an optionholder of an NQSO will be subject to both wage and employment tax withholding if the optionholder is an employee.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of an NQSO, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.

Qualifying Disposition. If an optionholder disposes of shares of common stock acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of common stock acquired upon the exercise of an ISO (other than in certain tax free transactions) within two years from the date on which the ISO was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the ISO, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized in a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise of the shares of common stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.

Other Disposition. If an optionholder disposes of shares of common stock acquired upon exercise of an NQSO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of common stock acquired upon exercise of ISOs as discussed above) will be short-term or long-term depending on whether the shares of common stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income.

For AMT purposes, the spread upon exercise of an ISO (but not an NQSO) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of common stock at such time for subsequent AMT purposes. However, if the optionholder disposes of the ISO shares in the year of exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a

Armada Hoffler Properties, Inc.	13	Supplement No. 1 to Proxy Statement 2023

disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

Consequences to the Company. There are no federal income tax consequences to the Company by reason of the grant of ISOs or NQSOs or the exercise of an ISO (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of an NQSO, we will generally be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy applicable tax reporting obligations. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, we will generally be entitled to a corresponding deduction in the year in which the disposition occurs, provided that we satisfy applicable tax reporting obligations.

We will be required to report to the Internal Revenue Service (the “IRS”) any ordinary income recognized by any optionholder by reason of the exercise of an NQSO or upon a disqualifying disposition of an ISO. We will be required to withhold income and employment taxes (and pay the employer’s share of employment taxes) with respect to ordinary income recognized by employee optionholders upon the exercise of an NQSO, but not upon a disqualifying disposition of an ISO.

Stock Appreciation Rights. With respect to Stock Appreciation Rights, the fair market value of the shares issued or the amount of cash paid by the Company upon exercise of such rights will be taxable as ordinary income to the holder of the rights and will generally be deductible by the Company. Gain or loss on the subsequent sale of any such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to the Company.

Parachute Limitation.  Unless a recipient is party to another agreement that addressed Sections 280G and 4999 of the Code, to the extent any payment or benefit would be subject to an excise tax imposed under Section 4999 of the Code, such amounts may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payment and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without reduction but with the executive paying the excise tax liability.

Section 162(m).  Section 162(m) generally precludes a publicly held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1.0 million paid to certain of its executive officers. Accordingly, our ability to deduct compensation attributable awards granted under the Plan may be limited.

Section 409A.  We intend to administer the Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code; however, we do not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law.

Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Amendment No. 1 to the Plan. For purposes of the vote on the approval of Amendment No. 1 to the Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AMENDMENT NO. 1 TO THE PLAN.

Armada Hoffler Properties, Inc.	14	Supplement No. 1 to Proxy Statement 2023

Equity Compensation Plan Information

The following table gives information about shares of our common stock that may be issued under the Plan as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)

Equity compensation plans approved by stockholders(1)	112,500	(2)	—	(3)	212,548
Equity compensation plans not approved by stockholders	—		—		—
Total	112,500		—		212,548
(1) The Initial Equity Incentive Plan was approved by our stockholders prior to the completion of our initial public offering. On June 14, 2017, the Company’s stockholders approved the Plan to, among other things, increase the numbers of shares of our common stock reserved for issuance by 1,000,000 shares.
(2) Represents up to 112,500 shares of common stock that may be issued upon vesting of outstanding LTIP units, assuming maximum vesting is achieved.
(3) Does not account for the shares of common stock subject to outstanding LTIP units because there is no exercise price for such shares.

Armada Hoffler Properties, Inc.	15	Supplement No. 1 to Proxy Statement 2023

Other Matters
No other matters are to be presented for action at the Annual Meeting other than as set forth in the Proxy Statement and this Supplement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by the Proxy Statement and this Supplement as recommended by our Board of Directors, or, if no such recommendation is given, in their own discretion.

By Order of the Board of Directors,

Matthew T. Barnes Smith Chief Financial Officer, Treasurer and Corporate Secretary Virginia Beach, Virginia May 12, 2023

Armada Hoffler Properties, Inc.	16	Supplement No. 1 to Proxy Statement 2023

APPENDIX A

AMENDMENT NO. 1 TO THE
ARMADA HOFFLER PROPERTIES, INC.
AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

This Amendment No. 1 (“Amendment No. 1”) to the Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Plan”), is made effective as of June         , 2023. All capitalized terms not specifically defined in this Amendment No. 1 shall have the meanings ascribed to them in the Plan.

The Plan is hereby amended as follows:

1.    A new definition is added to Article I as follows:

Amendment No. 1 Effective Date
“Amendment No. 1 Effective Date” means June         , 2023, the date Amendment No. 1 was approved by the stockholders of the Company.
2.     The text of Section 5.02(a) of the Plan is hereby amended and restated to read in its entirety as follows:

“(a) The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Performance Units and Incentive Awards is 3,400,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis, i.e., each such unit shall be treated as an award of Common Stock.”

3.    The text of Section 5.04 of the Plan is hereby amended to add the following sentence:

“If SARs are settled in Common Shares, the aggregate number of Common Shares that may be issued under the Plan will be reduced by the gross number of Common Shares subject to the SAR (or the portion thereof that is exercised), not the net number of Common Shares issued.”

4.    The text of Article XVII of the Plan is hereby amended and restated to read in its entirety as follows:

“No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after the day before the tenth anniversary of the Amendment No. 1 Effective Date. Stock Awards, Performance Unit awards, Incentive Awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.”
Except to the extent amended hereby, the terms and provisions of the Plan shall remain in full force and effect.

Armada Hoffler Properties, Inc.	A-1	Supplement No. 1 to Proxy Statement 2023

APPENDIX B

ARMADA HOFFLER PROPERTIES, INC.
AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN
(as amended and restated effective June 14, 2017)

Armada Hoffler Properties, Inc.	B-1	Supplement No. 1 to Proxy Statement 2023

Armada Hoffler Properties, Inc.	B-2	Supplement No. 1 to Proxy Statement 2023

7.02	Maximum SAR Period	B-12

7.03	Nontransferability	B-12

7.04	Transferable SARs	B-12

7.05	Exercise	B-12

7.06	Employee Status	B-13

7.07	Settlement	B-13

7.08	Stockholder Rights	B-13

7.09	No Reduction of Initial Value	B-13

ARTICLE VIII STOCK AWARDS		B-13

8.01	Award	B-13

8.02	Vesting	B-13

8.03	Employee Status	B-13

8.04	Stockholder Rights	B-13

ARTICLE IX PERFORMANCE UNIT AWARDS		B-14

9.01	Award	B-14

9.02	Earning the Award	B-14

9.03	Payment	B-14

9.04	Stockholder Rights	B-14

9.05	Nontransferability	B-14

9.06	Transferable Performance Units	B-14

9.07	Employee Status	B-14

ARTICLE X OTHER EQUITY-BASED AWARDS		B-14

10.01	Award	B-14

10.02	Terms and Conditions	B-15

10.03	Payment or Settlement	B-15

10.04	Employee Status	B-15

10.05	Stockholder Rights	B-15

ARTICLE XI INCENTIVE AWARDS		B-15

11.01	Award	B-15

11.02	Terms and Conditions	B-15

11.03	Nontransferability	B-15

11.04	Employee Status	B-15

11.05	Settlement	B-15

11.06	Stockholder Rights	B-16

ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK		B-16

ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		B-16

ARTICLE XIV GENERAL PROVISIONS		B-16

14.01	Effect on Employment and Service	B-16

14.02	Unfunded Plan	B-16

14.03	Rules of Construction	B-17

14.04	Section 409A Compliance	B-17

14.05	Withholding Taxes	B-17

14.06	Return of Awards; Repayment	B-17

ARTICLE XV CHANGE IN CONTROL		B-17

15.01	Impact of Change in Control	B-17

15.02	Assumption Upon Change in Control	B-17

15.03	Cash-Out Upon Change in Control	B-18

15.04	Limitation of Benefits	B-18

ARTICLE XVI AMENDMENT		B-19

ARTICLE XVII DURATION OF PLAN		B-19

ARTICLE XVIII EFFECTIVE DATE OF PLAN		B-19

Armada Hoffler Properties, Inc.	B-3	Supplement No. 1 to Proxy Statement 2023

ARTICLE I
DEFINITIONS
1.01 Affiliate
“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of shares or interests in the entity, or the power to direct the management and policies of the entity, by contract or otherwise.
1.02 Agreement
“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an Incentive Award, an award of Performance Units, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.
1.03 Board
“Board” means the Board of Directors of the Company.
1.04 Change in Control
“Change in Control” shall mean a change in control of the Company which will be deemed to have occurred after the date hereof if:
(a) any “person” as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing at least 50% of the combined voting power or common stock of the Company;
(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), or (d) of this Section 1.04 or (B) a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;
(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, more than 50% of the combined voting power and common stock of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or
(d) there is consummated a sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect, including a liquidation) other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power and common stock of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale.
Notwithstanding the foregoing, if an award under this Plan constitutes “deferred compensation” under Section 409A of the Code, no payment shall be made under such award on account of a Change in Control unless the occurrence of one or more of the preceding events also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, all as determined in accordance with the regulations under Section 409A of the Code.
1.05 Code
“Code” means the Internal Revenue Code of 1986, and any amendments thereto.
1.06 Committee
“Committee” means the Compensation Committee of the Board; provided, however, that if there is no Compensation Committee, then “Committee” means the Board.
1.07 Common Stock
“Common Stock” means the common stock, par value $0.01 per share, of the Company.

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1.08 Company
“Company” means Armada Hoffler Properties, Inc., a Maryland corporation.
1.09 Control Change Date
“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions.
1.10 Corresponding SAR
“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.11 Dividend Equivalent Right
“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, shares or other property in amounts equivalent to the cash, shares or other property dividends declared on shares of Common Stock with respect to specified Performance Units or Common Shares subject to an Other Equity-Based Award, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights (if any) payable with respect to any award that does not vest or become exercisable solely on account of continued employment or service shall be distributed only when, and to the extent that, the underlying award is vested or exercisable and also may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.
1.12 Effective Date
“Effective Date” means May 1, 2013, the date the Plan was approved by the stockholders of the Company.
1.13 Exchange Act
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.14 Fair Market Value
“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.
1.15 Incentive Award
“Incentive Award” means an award under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate.
1.16 Initial Value
“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant.
1.17 LTIP Unit
“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.
1.18 Operating Partnership
“Operating Partnership” means Armada Hoffler, L.P., a Virginia limited partnership.
1.19 Option
“Option” means a share option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
1.20 Other Equity-Based Award
“Other Equity-Based Award” means any award other than an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests including LTIP Units.

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1.21 Participant
“Participant” means an employee or officer of the Company or an Affiliate, a member of the Board, or an individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units, a Stock Award, an Incentive Award Option, SAR, Other Equity-Based Award or a combination thereof.
1.22 Performance Goal
“Performance Goal” means a performance objective that is stated with respect to one or more of the following, alone or in combination, and with or without adjustment: funds from operations; adjusted funds from operations; normalized funds from operations; earnings before income taxes, depreciation and amortization (“EBITDA”); adjusted EBITDA; return on capital assets, development, investment or equity; total earnings; revenues or sales; earnings per share of Common Stock; return on capital; Fair Market Value; total stockholder return, including any comparisons with stock market indices; cash flow; acquisitions or strategic transactions; operating income (loss); gross or net profit levels; productivity; expenses; margins; operating efficiency; working capital; portfolio or regional occupancy rates; or performance or yield on development or redevelopment activities.
A Performance Goal may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing Performance Goals, the Committee may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items and the cumulative effects of accounting changes. To the extent permitted under Section 162(m) of the Code (for any award that is intended to constitute “performance based compensation” under Section 162(m) of the Code), the Committee may also adjust the Performance Goals as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine.
1.23 Performance Units
“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified number of shares of Common Stock or other securities or property, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of the Performance Unit on the date of payment.
1.24 Person
“Person” means any human being, firm, corporation, partnership, or other entity. “Person” also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. Notwithstanding the preceding sentences, the term “Person” does not include (i) the Company or any of its subsidiaries,
(i) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate,
(ii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.
1.25 Plan
“Plan” means this Armada Hoffler Properties, Inc. Amended and Restated 2013 Equity Incentive Plan, as amended and restated effective on the Restatement Effective Date.
1.26 Restatement Effective Date
“Restatement Effective Date” means June 14, 2017, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.
1.27 SAR
“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.
1.28 Stock Award
“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.
1.29 Ten Percent Stockholder
“Ten Percent Stockholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her

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brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.
ARTICLE II
PURPOSES
The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals and other service providers with ability and initiative by enabling such persons or entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Incentive Awards, Performance Units, and Other Equity-Based Awards in accordance with the Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.
ARTICLE III
ADMINISTRATION
The Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Incentive Awards, Performance Units, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an Incentive Award, an award of Performance Units or an Other Equity-Based Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award, an Incentive Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under the Plan); and to make all other determinations necessary or advisable for the administration of this Plan. The Committee’s determinations under the Plan (including without limitation, determinations of the individuals to receive awards under the Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award, Incentive Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.
The Committee, in its discretion, may delegate to the Company’s Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate that were consistent with the terms of the Plan and the Committee’s prior delegation. References to the “Committee” in the Plan include the Committee’s delegate to the extent consistent with the Committee’s delegation.

ARTICLE IV
ELIGIBILITY
Any employee of the Company or an Affiliate (including a trade or business that becomes an Affiliate after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides significant services to the Company or an Affiliate (including an individual who provides services to the Company or an Affiliate by virtue of employment with, or providing services to, the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that the participation of such individual is in the best interest of the Company. The Committee may also grant Options, SARs, Stock Awards, Incentive Awards, Performance Units and Other Equity-Based Awards to an individual as an inducement to such individual becoming eligible to participate in the Plan and prior to the date that the individual first performs services for the Company, an Affiliate or the Operating Partnership, provided that such awards will not become vested or exercisable, and no shares of Common Stock shall be issued or other payment made to such individual with respect to such awards prior to the date the individual first performs services for the Company, an Affiliate or the Operating Partnership.
ARTICLE V
COMMON STOCK SUBJECT TO PLAN
5.01 Common Stock Issued
Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an award of Performance Units or Incentive Award, the Company may deliver to the Participant shares of Common Stock from its treasury shares or authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Other Equity-Based Award denominated in shares of Common Stock, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its treasury shares or authorized but unissued Common Stock.

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5.02 Aggregate Limit
(a) The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Performance Units and Incentive Awards is 1,700,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of shares of Common Stock that may be issued under this Plan on a one-for-one basis, i.e., each such unit shall be treated as an award of Common Stock.
(b) The maximum number of shares of Common Stock that may be issued under this Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.
(c) The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).
5.03 Individual Grant Limit
No Participant may be granted an Award of (a) Options, (b) SARs, (c) Stock Awards, (d) Performance Units or (e) Other Equity-Based Awards, in each case, that is intended to constitute “performance based compensation” under Section 162(m) of the Code in any calendar year with respect to more than 300,000 shares of Common Stock. For purposes of this Section 5.03, an Option and Corresponding SAR shall be treated as a single award, and all other types of awards shall each be treated as separate awards, with each such type of award separately subject to the limit in this Section 5.03. The maximum number of shares of Common Stock for which a Participant may be granted Options, SARs, Stock Awards, Performance Units and Other Equity-Based Awards in any calendar year shall be subject to adjustment as provided in Article XII.
5.04 Reallocation of Shares
If any award or grant under the Plan (including LTIP Units) expires, is forfeited or is terminated without having been exercised or is paid in cash without delivery of shares of Common Stock, then the number of shares counted against the aggregate number of shares available under the Plan with respect to such award or grant shall, to the extent of any such forfeiture, termination or expiration, again be available for making awards or grants under the Plan in the same amount as such shares of Common Stock were counted against the limit set forth in Section 5.02. The number of Shares available for issuance under the Plan shall not be increased by (i) any shares of Common Stock tendered or withheld or awards surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option as described in Section 6.08, (ii) any shares of Common Stock deducted or delivered from an award payment in connection with the Company’s tax withholding obligations as described in Section 14.05 or (iii) any shares of Common Stock purchased by the Company with proceeds from option exercises.
5.05 Non-Employee Director Limit
The combined maximum number of shares of Common Stock and LTIP Units subject to Awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the calendar year in respect of the non-employee director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board), shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
ARTICLE VI
OPTIONS
6.01 Award
In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and, subject to Sections 5.03 and 5.05, will specify the number of shares of Common Stock covered by such awards.
6.02 Option Price
The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, the price per share of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of an Option if, on the date of cancellation, the option price per share exceeds Fair Market Value.
6.03 Maximum Option Period
The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

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6.04 Nontransferability
Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
6.05 Transferable Options
Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.
6.06 Employee Status
For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
6.07 Exercise
Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.
6.08 Payment
Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock or by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise, or by such other means, including by way of net-exercise, as may be permitted by the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.
6.09 Stockholder Rights
No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.
6.10 Disposition of Shares
A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.
ARTICLE VII
SARS
7.01 Award
In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock covered by such awards. No Participant may be granted Corresponding SARs (under the Plan and all plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

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7.02 Maximum SAR Period
The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Stockholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.
7.03 Nontransferability
Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
7.04 Transferable SARs
Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.
7.05 Exercise
Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.
7.06 Employee Status
If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
7.07 Settlement
At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.
7.08 Stockholder Rights
No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.
7.09 No Reduction of Initial Value
Except as provided in Article XII, the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) without the approval of stockholders. In addition, no payment shall be made in cancellation of a SAR if, on the date of cancellation, the Initial Value exceeds Fair Market Value.
ARTICLE VIII
STOCK AWARDS
8.01 Award
In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock covered by such awards.

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8.02 Vesting
The Committee, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the Company’s, an Affiliate’s or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals.
8.03 Employee Status
In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
8.04 Stockholder Rights
Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that dividends payable on Common Shares subject to a Stock Award that does not become nonforfeitable and transferable solely on account of continued employment or service, such dividends shall be distributed only when, and to the extent that, the underlying Stock Award is nonforfeitable and transferable and the Committee may provide that such dividends shall be deemed to have been reinvested in additional shares of Common Stock. During the period that the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares granted under the Stock Award are transferable and are no longer forfeitable.
ARTICLE IX
PERFORMANCE UNIT AWARDS
9.01 Award
In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock or other securities or property covered by such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.
9.02 Earning the Award
The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals.
9.03 Payment
In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of Common Stock, by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.
9.04 Stockholder Rights
A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in shares of Common Stock, a Participant will have all the rights of a stockholder as described in Section 8.04.
9.05 Nontransferability
Except as provided in Section 9.06, Performance Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
9.06 Transferable Performance Units
Section 9.05 to the contrary notwithstanding, if the Agreement provides, an award of Performance Units may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of Performance Units transferred pursuant to this section shall be

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bound by the same terms and conditions that governed the Performance Units during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Units except by will or the laws of descent and distribution.
9.07 Employee Status
In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.
ARTICLE X
OTHER EQUITY-BASED AWARDS
10.01 Award
In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will, subject to Sections 5.03 and 5.05, specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards. The grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.
10.02 Terms and Conditions
The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement, including the attainment of objectives stated with respect to one or more Performance Goals. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under the Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under the Plan.
10.03 Payment or Settlement
Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into Common Stock shall not be issued under the Plan. Other Equity-Based Awards denominated as equity interests other than Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.
10.04 Employee Status
If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
10.05 Stockholder Rights
A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, shares of Common Stock are issued under the Other Equity-Based Award.
ARTICLE XI
INCENTIVE AWARDS
11.01 Award
In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Incentive Award is to be made. The amount payable under all Incentive Awards shall be finally determined by the Committee; provided, however, that no individual may receive an Incentive Award payment that is intended to constitute “performance based compensation” under Section 162(m) of the Code in any calendar year that exceeds $3,000,000.
11.02 Terms and Conditions
The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award. Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee, including the attainment of objectives stated with respect to one or more Performance Goals. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

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11.03 Nontransferability
Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
11.04 Employee Status
If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.
11.05 Settlement
An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock or a combination of cash and Common Stock, as determined by the Committee.
11.06 Stockholder Rights
No participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of Common Stock.
ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK
The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Stock Awards and Other Equity-Based Awards may be granted, the individual grant limits in Sections 5.03 and 5.05 and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards shall be adjusted as determined by the Board in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its stockholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of shares that affects the number of shares or kind of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be final and conclusive.
The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Units, Stock Awards and Other Equity-Based Awards may be granted, the individual grant limits in Sections 5.03 and 5.05 or the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Shares or Other Equity-Based Awards.
The Committee may grant Stock Awards, Options, SARs, Performance Units or Other Equity-Based Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Shares issuable pursuant to such substitute awards shall not count against the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 5.02. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units shall be as the Committee, in its discretion, determines is appropriate.
ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.
ARTICLE XIV
GENERAL PROVISIONS
14.01 Effect on Employment and Service
Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate or in any way affect any

Armada Hoffler Properties, Inc.	B-13	Supplement No. 1 to Proxy Statement 2023

right and power of the Company or an Affiliate to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.
14.02 Unfunded Plan
This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
14.03 Rules of Construction
Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
14.04 Section 409A Compliance
All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.
If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)), any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.
14.05 Withholding Taxes
Each Participant shall be responsible for satisfying any income and employment tax withholding obligations attributable to participation in the Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs, Incentive Awards or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. To the extent authorized by the Committee (and subject to such limitations as the Committee may prescribe), the maximum (or such lesser amount as may be required to avoid adverse accounting treatment) statutory federal, state, district or city withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If Common Stock is used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares surrendered, withheld or reduced shall be determined as of the day the tax liability arises.
14.06 Return of Awards; Repayment
Each Stock Award, Option, SAR, Performance Unit award, Incentive Award and Other Equity-Based Award granted under the Plan, as amended and restated herein, is subject to the condition that the Company may require that such award be returned and that any payment made with respect to such award must be repaid if such action is required under the terms of any Company “clawback” policy as in effect on the date that the payment was made, on the date the award was granted or, as applicable, the date the Option or SAR was exercised or the date the Stock Award, Performance Unit award or Other Equity-Based Award is vested or earned. In addition, notwithstanding the foregoing, such policy may otherwise authorize the Company to recover from a Participant any amounts or awards as may in the future be prescribed by the rules and regulations of the Securities and Exchange Commission and/or the primary stock exchange on which the shares of Common Stock are listed, if any.
ARTICLE XV
CHANGE IN CONTROL
15.01 Impact of Change in Control
Upon a Change in Control, the Committee is authorized to cause (i) outstanding Options and SARs to become fully exercisable, (ii) outstanding Stock Awards to become transferable and nonforfeitable and (iii) outstanding Performance Units, Incentive Awards and Other Equity-Based Awards to become, as applicable, vested earned and/or nonforfeitable in their entirety.
15.02 Assumption Upon Change in Control
In the event of a Change in Control, the Committee, in its discretion and without the need for a Participant’s consent, may provide that an outstanding Option, SAR, Incentive Award, Stock Award, Performance Unit or Other Equity-Based Award shall be assumed

Armada Hoffler Properties, Inc.	B-14	Supplement No. 1 to Proxy Statement 2023

by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Option, SAR, Incentive Award, Stock Award, Performance Unit or Other Equity-Based Award being assumed or substituted. The assumed or substituted award shall have an intrinsic value, as of the Control Change Date, that is substantially equal to the intrinsic value of the original award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required and such other terms and conditions as may be prescribed by the Committee.
15.03 Cash-Out Upon Change in Control
In the event of a Change in Control, the Committee, in its discretion and without the need of a Participant’s consent, may provide that each Option, SAR, Incentive Award, Stock Award and Performance Unit and Other Equity-Based Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control transaction. The amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control exceeds the option price or Initial Value in the case of an Option and SAR, or (ii) the price per share received by stockholders for each share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based award is denominated or (iv) the amount payable under an Incentive Award on account of meeting all Performance Goals or other performance objectives. If the option price or Initial Value exceeds the price per share received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled under this Section 15.03 without any payment to the Participant.
15.04 Limitation of Benefits
The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Sections 280G and 4999 of the Code. As provided in this Section 15.04, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.
The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.
The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Section 4999 of the Code (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.
The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any noncash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any cash benefits under this Plan or any other plan, agreement or arrangement (with the source of the reduction to be directed by the Participant). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.
As a result of the uncertainty in the application of Sections 280G and 4999 of the Code at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.04 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.04 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the Participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the Participant is subject to tax under Section 4999 of the Code or generate a refund of tax imposed under Section 4999 of the Code. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid to the Participant promptly by the Company.
For purposes of this Section 15.04, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Sections 1, 3101(b) and 4999 of the Code and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.04, the term “Parachute Payment” means a payment that is described in Section 280G(b)(2) of the Code, determined in accordance with Section 280G of the Code and the regulations promulgated or proposed thereunder.
Notwithstanding any other provision of this Section 15.04, the limitations and provisions of this Section 15.04 shall not apply to any Participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the Participant may incur under Section 4999 of the Code.

Armada Hoffler Properties, Inc.	B-15	Supplement No. 1 to Proxy Statement 2023

ARTICLE XVI
AMENDMENT
The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of a Participant with respect to outstanding awards without the Participant’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Shares are listed or if the amendment would materially increase the benefits accruing to Participants under the Plan, materially increase the aggregate number of shares of Common Stock that may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan.
ARTICLE XVII
DURATION OF PLAN
No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after the day before the tenth anniversary of the Restatement Effective Date. Stock Awards, Performance Unit awards, Incentive Awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.
ARTICLE XVIII
EFFECTIVE DATE OF PLAN
The Plan first became effective on the Effective Date, and was subsequently amended and restated, subject to the approval by the stockholders of the Company, effective as of the Restatement Effective Date.

Armada Hoffler Properties, Inc.	B-16	Supplement No. 1 to Proxy Statement 2023

ARMADA HOFFLER

ARMADA HOFFLER PROPERTIES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AHH2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V18110-P92610 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARMADA HOFFLER PROPERTIES, INC.

The Board of Directors recommends you vote FOR all of the nominees in Proposal 1 and FOR Proposals 2, 3, and 4.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. George F. Allen	☐	☐	☐
1b. James A. Carroll	☐	☐	☐
1c. James C. Cherry	☐	☐	☐
1d. Dennis H. Gartman	☐	☐	☐
1e. Louis S. Haddad	☐	☐	☐
1f. Eva S. Hardy	☐	☐	☐
1g. Daniel A. Hoffler	☐	☐	☐
1h. A. Russell Kirk	☐	☐	☐
1i. John W. Snow	☐	☐	☐

NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report to Stockholders/Form 10-K are available at www.proxyvote.com.

V18111-P92610

ARMADA HOFFLER PROPERTIES, INC.
Annual Meeting of Stockholders
June 14, 2023 - 10:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Louis S. Haddad and Matthew T. Barnes-Smith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of ARMADA HOFFLER PROPERTIES, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 14, 2023, at www.virtualshareholdermeeting.com/AHH2023 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" all of the nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" Proposal 4.

Continued and to be signed on reverse side